UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report: (Date of Earliest Event Reported):
                                November 2, 1998

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

      Colorado              000-23174           84-1169286
   (State or other
    jurisdiction           (Commission         (IRS Employer
  of incorporation)        File Number)       Identification
                                                   No.)

         1099 18th  Street,  Suite 2850,  Denver,  Colorado,  80202
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:  (303)291-0999

Item 5. Other Events.  Other event
Classic Subs Opens Record 50 New Locations in 3rd Q

                                               Reg. S-K
Exhibit No.             Description            Item No.

*99.1                   Press release          99

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE QUIZNO'S CORPORATION



Date: November 2, 1998         By:/s/ John L. Gallivan
                          John L. Gallivan, Chief Financial Officer

                                  EXHIBIT INDEX


                                              Reg. S-K
Exhibit No.             Description            Item No.

*99.1                   Press release          1